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                                                                  Exhibit 10.17

                           PETCO ANIMAL SUPPLIES, INC.

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT


     ----------------------------------------------------------------------
                               (Name of Optionee)


Number of Shares: _____                       Exercise Price Per Share:  $ ____


                  This Stock Option Agreement (this "Agreement") is made by and between Petco Animal Supplies, Inc., a Delaware corporation, hereinafter referred to as the "Company", and the Optionee whose name is set forth above, hereinafter referred to as the "Optionee", effective as of _______________________ (the "Grant Date").


         1. GRANT OF OPTIONS. The Optionee has been granted certain options (the "Options") to purchase shares of the Company's Common Stock, par value $.001 per share, under the 1994 Stock Option and Restricted Stock Plan for Executive and Key Employees of Petco Animal Supplies, Inc. (as amended and restated as of October 2, 2000, the "Plan"). The terms of the Option are as follows:

            Number of             Per Share
          Option Shares        Exercise Price      Expiration Date     Type of Option
          -------------        --------------      ---------------     --------------

            __________             $ ____           ____________         INCENTIVE
                                                                        STOCK OPTION

         2. TERMS AND CONDITIONS. The Option shall be subject to this Agreement and the Terms and Conditions of the Stock Option Agreement (the "Terms and Conditions"), which are attached as Exhibit A hereto and are incorporated herein by this reference, the Plan and the Securityholders Agreement described in Section 3, and, in the case the Option is designated as an "incentive stock option," is contingent upon stockholder approval of the Plan within 12 months of the adoption of the Plan. The Terms and Conditions shall be part of this Agreement and shall be binding on the Company and the Optionee. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Terms and Conditions and the Plan.

         3. SECURITYHOLDERS AGREEMENT. By executing this Agreement, the Optionee shall become a party to and be bound by and subject to the terms and conditions of the Securityholders Agreement, dated as of October 2, 2000, among BD Recapitalization Holdings LLC, Petco Animal Supplies, Inc. and Certain Securityholders of Petco Animal Supplies, Inc. (as amended, the "Securityholders Agreement"), which is attached as Exhibit B hereto and is incorporated herein by this reference. The Securityholders Agreement shall be binding on the Optionee and the other parties thereto.


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                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf by a duly authorized officer.

                                       PETCO ANIMAL SUPPLIES, INC.


                                       By:      _______________________________
                                       Title:   _______________________________

                                       Date:    _______________________________

OPTIONEE


------------------------------------

Date:    ___________________________

Address:  __________________________
          __________________________


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                                                                       EXHIBIT A


                              TERMS AND CONDITIONS
                                     OF THE
                             STOCK OPTION AGREEMENT


                  THESE TERMS AND CONDITIONS OF THE STOCK OPTION AGREEMENT, by and between Petco Animal Supplies, Inc., a Delaware corporation hereinafter referred to as "Company," and the Optionee whose name is set forth on the attached Stock Option Agreement, hereinafter referred to as "Optionee", shall be effective as of the Grant Date set forth in the attached Stock Option Agreement:

                  WHEREAS, the Optionee has been granted Option, which shall provide the Optionee with the right to purchase shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), effective as of the date set forth in the Stock Option Agreement, under the terms and subject to the conditions set forth in the Stock Option Agreement and these Terms and Conditions; and

                  WHEREAS, the Option shall be subject to the terms and conditions of the Stock Option Agreement, these Terms and Conditions, the Plan and the Securityholders Agreement; and

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Whenever the following terms are used in these Terms and Conditions, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.1 - BOARD

                  "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 - CODE

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE

                  "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in the Plan.

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SECTION 1.4 - COMPANY

                  "Company" shall mean Petco Animal Supplies, Inc., a Delaware corporation.

SECTION 1.5 - CONSULTANT

                  "Consultant" means any person retained, hired or employed by the Company to provide advisory or other services to the Company, a Parent Corporation or a Subsidiary, either on a full-time or part-time basis, concurrently upon a Termination of Employment of such person.

SECTION 1.6 - DIRECTOR

                  "Director" shall mean a member of the Board.

SECTION 1.7 - EXCHANGE ACT

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.8 - OFFICER

                  "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.9 - OPTION

                  "Option" shall mean the non-qualified option or incentive stock option to purchase Common Stock, par value $.001 per share, of the Company granted under the attached Stock Option Agreement and these Terms and Conditions.

SECTION 1.10 - PARENT CORPORATION

                  "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

SECTION 1.11 - PLAN

                  "Plan" shall mean the 1994 Stock Option and Restricted Stock Plan for Executive and Key Employees of Petco Animal Supplies, Inc., as amended and restated as of October 2, 2000 and as amended from time to time thereafter.

SECTION 1.12 - RULE 16b-3

                  "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.


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SECTION 1.13 - SECRETARY

                  "Secretary" shall mean the Secretary of the Company.

SECTION 1.14 - SECURITIES ACT

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.15 - SUBSIDIARY

                  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

SECTION 1.16 - TERMINATION OF CONSULTANCY

                  "Termination of Consultancy" shall mean, as to a Consultant, the time when the consultancy relationship between the Consultant and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by expiration or non-renewal of contractual agreement, resignation, discharge, death or retirement. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Consultancy.

SECTION 1.17 - TERMINATION OF EMPLOYMENT

                  "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.


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                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

                  Effective as of the date set forth in the Stock Option Agreement, the Optionee was granted the Option, under which the Optionee has the irrevocable option to purchase any part or all of the aggregate number of shares of Common Stock set forth in the Stock Option Agreement, upon the terms and conditions set forth therein and in these Terms and Conditions and the Plan and in the Securityholders Agreement, which is described in Section 3 of the Stock Option Agreement. The Option shall be an "incentive stock option," as defined under Section 422 of the Code, if the Option is so designated as set forth in the attached Stock Option Agreement and, if so designated, the Option shall be contingent upon stockholder approval of the Plan (as amended and restated as of October 2, 2000) within 12 months of the adoption of the Plan (as so amended and restated). The Option is not an "incentive stock option," as defined under Section 422 of the Code, if the Option is designated as a non-qualified stock option in the attached Stock Option Agreement. Any Option designated as an "incentive stock option" that does not meet the requirements of Section 422 of the Code will be treated as a non-qualified stock option.

SECTION 2.2 - PURCHASE PRICE

                  The purchase price of the shares of Common Stock covered by the Option shall be the per share price set forth in the Stock Option Agreement, without commission or other charge.

SECTION 2.3 - EMPLOYMENT/SERVICE RELATIONSHIP

                  Nothing in the Stock Option Agreement, these Terms and Conditions or the Plan shall confer upon the Optionee any right to continue in the employ or service of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

                  (a) The Option shall become vested and exercisable in five equal and cumulative installments as follows:

                       (i) The first installment shall consist of 20% of the shares and shall become vested and exercisable on the first anniversary of the Grant Date;

                       (ii) The second installment shall consist of 20% of the shares and shall become vested and exercisable on the second anniversary of the Grant Date;


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                       (iii) The third installment shall consist of 20% of
         the shares and shall become vested and exercisable on the third anniversary of the Grant Date;

                       (iv) The fourth installment shall consist of 20% of the shares and shall become vested and exercisable on the fourth anniversary of the Grant Date;

                       (v) The fifth installment shall consist of 20% of the shares and shall become vested and exercisable on the fifth anniversary of the Grant Date.

                  (b) No portion of the Option which is not vested and is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 3.2 - DURATION OF EXERCISABILITY

                  The Option shall remain exercisable until it becomes unexercisable under Section 3.3.

SECTION 3.3 - EXPIRATION OF OPTION

                  Except as provided otherwise herein, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

                       (a) The expiration date of the Option set forth in the Stock Option Agreement; or

                       (b) The later to occur of (i) the time of the Optionee's Termination of Employment, or (ii) the time of the Optionee's Termination of Consultancy, unless such Termination of Employment or Termination of Consultancy results from his death, his retirement, his disability or his being discharged not for good cause; or

                       (c) The expiration of three (3) months from the later to occur of (i) the date of the Optionee's Termination of Employment, or (ii) the date of the Optionee's Termination of Consultancy, by reason of his retirement or his being discharged not for good cause, unless the Optionee dies within said three-month period; or

                       (d) The expiration of one (1) year from the later to occur of (i) the date of the Optionee's Termination of Employment by reason of his disability, or (ii) the date of the Optionee's Termination of Consultancy by reason of his disability; or

                       (e) The expiration of one (1) year from the date of the Optionee's death; or

                       (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless and to the extent that the Committee waives this provision in


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         connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3; or

                       (g) The effective date of a "Drag-Along 100% Sale" (in which case, the Option shall expire with respect to all of the unexercised shares of Common Stock subject to the Option) or a "Drag-Along 50% Sale" (in which case, the Option shall expire only with respect to 50% of the unexercised shares of Common Stock subject to the Option), as such terms are defined in the Securityholders Agreement, dated as of October 2, 2000 among BD Recapitalization Holdings LLC, Petco Animal Supplies, Inc. and Certain Securityholders of Petco Animal Supplies, Inc., unless and to the extent the Committee waives this provision in connection with such event. At least ten (10) days prior to a Drag-Along 100% Sale or a Drag-Along 50% Sale, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3. The Optionee may elect to exercise the Option immediately prior to a Drag-Along 100% Sale or a Drag-Along 50% Sale on the condition that such Drag-Along 100% Sale or Drag-Along 50% Sale is consummated.

                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

                  During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

                  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than ten (10) shares (or any installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

SECTION 4.3 - MANNER OF EXERCISE

                  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

                       (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby


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         exercised, such notice complying with all applicable rules established by the Committee; and

                           (b) (i)   Full payment (in cash or by check) for
                  the shares with respect to which such Option or portion is exercised; or

                               (ii)  With the consent of the Committee, (A)
                  shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the option, with a fair market value (as determined under the Plan) on the date of option exercise equal to the aggregate purchase price of the shares with respect to which such option or portion is exercised; or

                               (iii) With the consent of the Committee, any
                  combination of the consideration provided in the foregoing subparagraphs (i) and (ii); and

                       (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                       (d) Full payment to the Company of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the option, valued at fair market value (as determined under the Plan) as of the date of the Option exercise, may be used to make all or part of such payment; and


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                       (e)   In the event the Option or portion shall be
         exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                   The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                       (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                       (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                       (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                       (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

                       (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5 - CERTIFICATES

                  Shares of Common Stock purchased upon the exercise of the Option may be evidenced in such manner as the Committee shall determine. If certificates representing such shares of Common Stock are registered in the name of the Optionee, then such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock, and the Company shall retain physical possession of the certificate.

SECTION 4.6 - RIGHTS AS STOCKHOLDER

                  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


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                                    ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

                  The Committee shall have the power to interpret the Plan and the Stock Option Agreement and these Terms and Conditions and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. Absent any explicit provision otherwise, in the event of a conflict, the terms of the Securityholders Agreement, as amended from time to time, shall govern over the terms of the Plan, the Stock Option Agreement and these Terms and Conditions, and the Plan shall govern over the Stock Option Agreement and these Terms and Conditions.

SECTION 5.2 - OPTION NOT TRANSFERABLE

                  Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent any transfer by will or the applicable laws of descent and distribution and, in the case the Option is not designated as an "incentive stock option", this Section 5.2 shall not, to the extent permitted by Section 25102(o) of the California Corporation Code and Section 260.140.41 of Title 10 of the California Code of Regulations (or other applicable law), prevent transfers by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

SECTION 5.3 - RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

                  (a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with the following legends (or legends substantially equivalent thereto, to the extent applicable, together with any other legends that may be required by state or federal securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT


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         TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT
         IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR
         (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

         IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A SECURITYHOLDERS AGREEMENT DATED AS OF OCTOBER 2, 2000, AS SUCH MAY BE AMENDED FROM TIME TO TIME (THE "SECURITYHOLDERS AGREEMENT"), A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OF THE SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH SECURITYHOLDERS AGREEMENT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RIGHTS AND OBLIGATIONS AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT.

                  (b) The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

SECTION 5.4 - SHARES TO BE RESERVED

                  The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Stock Option Agreement and these Terms and Conditions.

SECTION 5.5 - NOTICES


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                  Any notice to be given under the terms of the Stock Option
Agreement and these Terms and Conditions to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.6. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.6 - TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Stock Option Agreement and these Terms and Conditions.

SECTION 5.7 - CONSTRUCTION

                  The Stock Option Agreement and these Terms and Conditions shall be administered, interpreted and enforced under the laws of the State of California.

SECTION 5.8 - CONFORMITY TO SECURITIES LAWS

                  The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the Stock Option Agreement and these Terms and Conditions shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


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